UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Memphis 60 Purchase and Sale Agreement

Reference is made to the Form 8-K filed on April 29, 2014, the Form 8-K filed on June 4, 2014, the Form 8-K filed on June 24, 2014, the Form 8-K filed on July 7, 2014, and the Form 8-K filed on July 28, 2014, by Reven Housing REIT, Inc. (the “Company”), which reported the entry by the Company into that certain Single Family Homes Real Estate Purchase and Sale Agreement dated April 24, 2014, as amended on May 31, 2014, June 19, 2014, June 30, 2014, and July 22, 2014 (the “Memphis 60 Agreement”), with H&J Properties, LLC, a Tennessee limited liability company, Memphis Cash Flow, GP, a Tennessee general partnership, and Equity Trust Company Custodian FBO Hulet T. Gregory IRA Z108673 (collectively, the “Memphis 60 Sellers”), to purchase a portfolio of up to 60 single-family homes located in Memphis, Tennessee, from the Memphis 60 Sellers, and which provided a description of the materials terms of the Memphis 60 Agreement.

On October 21, 2014, Reven Housing Tennessee, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Buyer”), and the Memphis 60 Sellers entered into a Fifth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (the “Memphis 60 Amendment”), pursuant to which the parties amended the Memphis 60 Agreement to extend the time period for closing the purchase of the properties to occur within 90 days of the date of the Memphis 60 Amendment.

The foregoing description of the Memphis 60 Amendment is qualified in its entirety by reference to the full text of the Memphis 60 Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Memphis 14 Purchase and Sale Agreement

Reference is made to the Form 8-K filed on June 10, 2014 and the Form 8-K filed on July 28, 2014, by the Company, which reported the entry by the Company into that certain Single Family Homes Purchase and Sale Agreement dated June 5, 2014, as amended on July 22, 2014 (the “Memphis 14 Agreement”), with Highmark Investors, LLC, a Tennessee limited liability company (the “Memphis 14 Seller”), to purchase a portfolio of up to 14 single-family homes from the Seller, of which 13 homes are located in Memphis, Tennessee, and one home is located in Southaven, Mississippi, and which provided a description of the material terms of the Memphis 14 Agreement.

On July 28, 2014, the Buyer and the Memphis 14 Seller entered into a Second Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (the “Memphis 14 Amendment”), pursuant to which the parties amended the Memphis 14 Agreement to extend the time period for closing the purchase of the properties to occur within 90 days of the date of the Memphis 14 Amendment.

The foregoing description of the Memphis 14 Amendment is qualified in its entirety by reference to the full text of the Memphis 14 Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit 10.1	Fifth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (Memphis 60).
Exhibit 10.2	Second Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (Memphis 14).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: October 27, 2014	/s/ Chad M. Carpenter
Chad M. Carpenter
Chief Executive Officer